NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 30, 1998

I. THE LAST SENTENCE OF THE THIRD PARAGRAPH UNDER THE HEADING "GOAL & STRATEGY" ON PAGE 3 OF THE PROSPECTUS IS REVISED TO READ AS FOLLOWS:

While these judgments are inevitably subjective, the fund has a strict policy of avoiding companies that receive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.


II. THE FOLLOWING DISCLOSURE IS ADDED TO THE SIDEBAR ENTITLED "OTHER RISKS" ON PAGE 4 OF THE PROSPECTUS:

In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.



This Supplement is dated May 26, 1999.

NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 1998

I. THE FOLLOWING DISCLOSURE IS ADDED TO THE SECTION ENTITLED "FUTURES CONTRACTS AND OPTIONS THEREON":

      The Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, managers may use such futures and options to increase each Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

II. THE FOLLOWING DISCLOSURE IS ADDED TO THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE HEADING "FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, `FINANCIAL INSTRUMENTS')":

PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, the Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Portfolio will be listed and traded on an exchange.

III. THE FOLLOWING SECTION IS ADDED TO THE STATEMENT OF ADDITIONAL INFORMATION:

OTHER INVESTMENT COMPANIES. The Portfolio at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Portfolio does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

POLICIES AND LIMITATIONS. The Portfolio's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate.








This Supplement is dated May 26, 1999.